                            [SENTRY FUND, INC. LOGO]












                                     [LOGO]



                                No sales charges

                                       -

                               No redemption fees

                                       -

                                 No 12b-1 fees

                                 ANNUAL REPORT
                                OCTOBER 31, 1999


                            [SENTRY FUND, INC. LOGO]

                         [SENTRY FUND, INC. LETTERHEAD]
            1800 North Point Drive - Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                         DECEMBER 2, 1999

The continued growth of the U.S. economy and persistent rise in the stock market has rekindled inflation fears at the Federal Reserve. In response, the Federal Reserve has been tightening monetary policy resulting in a steady rise in interest rates since mid 1999.

The U.S. Gross Domestic Product (GDP) slowed somewhat in the second quarter, recording a modest increase of 1.6%. This could prove to be the slowest quarter of the year as the third quarter GDP rebounded to 4.8% and consensus opinion for the fourth quarter is in excess of 3%.

The Federal Reserve tried to clamp down on growth by raising the Federal funds rate to fight off the potential for a rise in inflation. The Federal Reserve's monetary policy has resulted in an upward bias in interest rates, as U.S. Government Treasury rates have increased approximately 1% since the end of 1998. We believe the tightening has been sufficient to slow the economy modestly and keep inflation in check.

Uncertainty about the direction of Federal Reserve Policy has generated volatility in the equity markets. We expect this to persist until the Federal Reserve moves to a neutral or loosening posture.

We appreciate your participation and support of the Sentry Fund. We look forward to your continued participation in the future.

Sincerely,


James J. Weishan

James J. Weishan
President


                                  [LINE GRAPH]

Average Annual Total Return** Periods Ended October 31, 1999

                     1 year   5 year    10 year
 Sentry Fund          -.57%    13.36%    11.87%
 S&P "500"           25.75%    26.03%    17.82%
 Russell 2000        15.00%    12.66%    11.71%

**"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction, and had it been reflected, the charge would reduce the performance quoted.
The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Sentry Equity Services, Inc. and the Total Return includes reinvestment of all income.

PORTFOLIO OF INVESTMENT SECURITIES--OCTOBER 31, 1999           SENTRY FUND, INC.

                                             VALUE
  SHARES                                   (NOTE 1)
  ------                                   --------
           COMMON STOCKS (97.4%)
           BUSINESS & CONSUMER SERVICES (19.0%)
   52,800+ Advantage Learning Systems....  $1,458,600
  150,000  Analysts Int'l Corp...........   1,753,125
   25,000  Block (H & R), Inc............   1,064,062
   30,800  Central Parking...............     825,825
   50,000+ Championship Auto Racing......   1,146,875
   10,000+ Consolidated Graphics.........     200,000
   25,000  Deluxe Corp...................     706,250
  140,000  Ennis Business Forms Inc......   1,233,750
  135,000+ Fiserv, Inc...................   4,320,000
   60,000  Regis Corp....................   1,113,750
   50,000+ Republic Services, Inc........     612,500
   75,000  Stewart Enterprises Class A...     356,250
   35,000+ Sybron Int'l Corp. (Wis)......     833,438
  100,000+ United Stationers, Inc........   2,550,000
           DRUG & HEALTH CARE (0.6%)
  160,000+ Endosonics Corp...............     595,000
           ELECTRONICS (4.0%)
   30,000  Int'l. Business Machines Corp.   2,951,250
  190,000+ Savior Technology Group.......     878,750
           ENERGY (4.5%)
   27,300  Cabot Oil & Gas Corp..........     440,212
   10,000  Exxon Corporation.............     740,625
  250,000+ Petroglyph Energy Inc.........     750,000
  150,000  Range Resources Corp..........     562,500
   20,000  Texaco Inc....................   1,227,500
   20,000  USX - Marathon Group..........     582,500
           FINANCIAL (18.9%)
   39,375  Amsouth Bancorporation........   1,013,906
   48,290  Associated Banc - Corp........   1,857,656
   99,225  Charter One Financial.........   2,437,214
   74,100  Community First Bankshares....   1,410,216
   30,000  Home Federal Bancorp Co.......     656,250
   80,800  National City Corp............   2,383,600
   60,000  PNC Bank Corp.................   3,577,500
   80,750  Southtrust Corp...............   3,230,000
   65,884  Washington Federal, Inc.......   1,502,979
           FOODS & RESTAURANT (14.6%)
  107,500+ Consolidated Products.........   1,236,250
   41,000  Cooker Restaurant Corp........     130,688
  180,000+ Ihop Corp.....................   3,251,250
   70,000  McDonald's Corp...............   2,887,500
  119,400+ Morton's Restaurant Group.....   2,074,575
   50,000+ Outback Steakhouse............   1,150,000
   50,000+ Rare Hospitality Int'l........     996,875
   70,000  Ruby Tuesday Inc..............   1,334,375
   50,000+ U S Foodservice...............     959,375

                                             VALUE
  SHARES                                   (NOTE 1)
  ------                                   --------
           MANUFACTURING (17.5%)
  102,500  Applied Power.................   2,978,906
   20,000  Black & Decker Corp...........     860,000
   80,000  BICC General Capital Inc......     590,000
   63,000+ ITI Technologies..............   1,708,875
  132,500+ Jason Inc.....................   1,002,031
   90,000  Manitowoc Co. Inc.............   2,688,750
   20,000  Maytag Corp...................     801,250
  120,000  Oshkosh Truck Corp............   3,607,500
  100,000+ Rayovac Corp..................   2,487,500
           RETAIL (6.8%)
  195,000  Hancock Fabrics Inc...........     804,375
   20,000+ Men's Wearhouse Inc. (The)....     438,750
  160,000  Walgreen Company .............   4,030,000
   30,000+ Zale Corp.....................   1,256,250
           TOBACCO (5.8%)
  120,000  Philip Morris Cos., Inc.......   3,022,500
   90,000  UST, Inc......................   2,491,875
           TRANSPORTATION (5.7%)
   92,500  Harley-Davidson, Inc..........   5,486,406
                                           ----------
           TOTAL COMMON STOCKS             93,247,939
           (Cost $66,586,328)              ----------


 PRINCIPAL
  AMOUNT
 ---------

           SHORT-TERM SECURITIES (2.6%)
           COMMERCIAL PAPER - DISCOUNTED
$1,447,000 Ford Motor Credit Corp.
             Note due 11/2/99               1,446,788
 1,000,000 Chevron USA Inc.
             Note due 11/4/99                 999,560
                                         ------------
           TOTAL SHORT-TERM SECURITIES      2,446,348
           (Cost $2,446,348)             ------------

           TOTAL INVESTMENTS (100.0%)      95,694,287
           (Cost $69,032,676)
           CASH AND RECEIVABLES
             LESS LIABILITIES (0.0%)           (5,192)
                                         ------------
           NET ASSETS (100.0%)           $ 95,689,095
                                         ============

     +Non-income producing security during the year ended October 31, 1999.

                 See accompanying notes to financial statements

                               SENTRY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1999

ASSETS:
   Investments in securities, at
     value (cost $69,032,676)      $95,694,287
   Cash                                134,217
   Dividends receivable                 62,516
                                   -----------
       Total assets                             $95,891,020

LIABILITIES:
   Investment advisory fees            189,232
   Transfer agent fees                   2,530
   Custodian fees                          663
   Professional services                 9,500
                                   -----------
       Total liabilities                            201,925
                                                -----------
NET ASSETS                                      $95,689,095
                                                ===========

ANALYSIS OF NET ASSETS:
   Paid in capital                              $55,089,417
   Undistributed net investment income              519,691
   Accumulated undistributed net realized gain
     on sales of investments                     13,418,376
   Net unrealized appreciation on investments    26,661,611
                                                -----------
   Net assets, for 5,423,325 shares outstanding $95,689,095
                                                ===========

   Net Asset Value and
     Redemption and Offering Price per Share    $     17.64
                                                ===========

                            STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 1999


INVESTMENT INCOME:
   Income:
     Dividends                      $1,554,049
     Interest                          243,983
                                    ----------
       Total investment income                  $ 1,798,032

   Expenses:
     Investment advisory fees          815,524
     Transfer agent fees                30,091
     Professional services              14,296
     Printing, stationery and postage    5,221
     Licenses and fees                  19,605
     Directors' fees                     3,000
     Other expenses                     26,473
                                    ----------
       Total expenses                               914,210
                                                -----------

         Net investment income                  $   883,822
                                                -----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
   Net realized gain on sales of investments     13,802,594
   Decrease in unrealized appreciation
     of investment securities                   (14,526,417)
                                                -----------
   Net realized and unrealized loss
     on investments                                (723,823)
                                                -----------

   Net increase in net assets resulting
     from operations                            $   159,999
                                                ===========



                 See accompanying notes to financial statements

                                SENTRY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended October 31, 1999 and 1998

                                                 1999                  1998
                                                 ----                  ----
INCREASE(DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                     $     883,822         $     645,532

   Net realized gain on sales
     of investments                             13,802,594            11,134,702

   Decrease in unrealized
     appreciation on investments               (14,526,417)          (12,571,994)
                                             -------------         -------------
   Net change in net assets
     resulting from operations                     159,999              (791,760)
                                             -------------         -------------
DISTRIBUTIONS:
   Dividends from net
     investment income                            (673,692)             (587,956)

   Distributions of net realized gains         (11,228,402)          (19,130,268)
                                             -------------         -------------
   Total distributions to shareholders         (11,902,094)          (19,718,224)
                                             -------------         -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sale of shares              3,763,233             7,148,297
   Net asset value of shares issued to
     shareholders in reinvestment
     of distributions                           11,731,012            19,569,199
                                             -------------         -------------
                                                15,494,245            26,717,496
   Cost of shares redeemed                     (19,912,629)          (12,636,079)
                                             -------------         -------------
   Net (decrease) increase in net assets
     derived from share transactions            (4,418,384)           14,081,417
                                             -------------         -------------
   Total decrease in net assets                (16,160,479)           (6,428,567)

NET ASSETS:
   Beginning of year                           111,849,574           118,278,141
                                             -------------         -------------
   End of year                               $  95,689,095         $ 111,849,574
                                             =============         =============

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require mangement to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     The following summarizes the significant accounting policies of the Fund.

     Security Valuation -- Portfolio securities which are traded on a national securities exchange are valued at the last price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Short-term securities are stated at amortized cost, which approximates current value.

     Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                 See accompanying notes to financial statements

2.   CAPITAL SHARES

     At October 31, 1999, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999           1998
                                                                       --------      ---------
     Shares sold                                                        199,698        343,870
     Shares issued to shareholders in reinvestment of distributions     638,663        985,343
                                                                     ----------      ---------
                                                                        838,361      1,329,213
     Shares redeemed                                                 (1,064,164)      (619,438)
                                                                     ----------      ---------
       Net (decrease) increase in shares outstanding                   (225,803)       709,775
                                                                     ==========      =========


3.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales of common stock during the year ended October 31, 1999 aggregated $25,275,871 and $35,245,584, respectively.

4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net assets of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net assets of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 1999.

     Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $14,119 in commissions to sales representatives for the year ended October 31, 1999. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

     As of October 31, 1999, Sentry Insurance and the Sentry 401(k) Plan held 26% and 28%, respectively, of the Fund's outstanding capital stock.

5.   DISTRIBUTIONS TO SHAREHOLDERS

     Net realized gains from security transactions are distributed to shareholders by the end of the succeeding year, unless there are capital loss carryovers which may be applied against such realized gains. On December 17, 1998 and June 10, 1999, the Fund distributed $10,779,294 ($1.92 per share) and $449,108 ($.08 per share) related to net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 1999 will be paid out on December 16, 1999. On December 17, 1998, and June 10, 1999, the Fund distributed $449,138 ($.08 per share) and $224,554 ($.04 per share), respectively, from net investment income.

6.   INCOME TAX INFORMATION

     Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 1999 were as follows:

                        Gross unrealized gains               $38,167,753
                        Gross unrealized losses               11,506,142
                                                             -----------
                           Net                               $26,661,611
                                                             ===========


     The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 1999 was $69,032,676.


FINANCIAL HIGHLIGHTS

     The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                             YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------
                                                     1999     1998       1997     1996     1995
                                                     ----     ----       ----     ----     ----
Net Asset Value, Beginning of Period               $ 19.80  $  23.95  $   18.19  $ 16.29  $ 15.39
                                                   -------  --------  ---------  -------  -------
Income From Investment Operations
 Net Investment Income                                 .15       .11        .13      .17      .18
 Net Realized and Unrealized Gains (Losses)
  on Investments                                      (.19)     (.30)      6.70     3.01     1.65
                                                   -------  --------  ---------  -------  -------
Total from Investment Operations                      (.04)     (.19)      6.83     3.18     1.83

Less Distributions

 Dividends From Net Investment Income                 (.12)     (.11)      (.16)    (.17)    (.17)
 Distribution From Net Realized Gains                (2.00)    (3.85)      (.91)   (1.11)    (.76)
                                                   -------  --------  ---------  -------  -------
Total Distributions                                  (2.12)    (3.96)     (1.07)   (1.28)    (.93)

Net Asset Value End of Period                      $ 17.64  $  19.80  $   23.95  $ 18.19  $ 16.29
                                                   =======  ========  =========  =======  =======
Total Return                                          (.57%)    (.76%)    39.23%   20.60%   12.97%

Net Assets, End of Period (in Thousands)           $ 95,689 $111,850  $ 118,278  $97,154  $84,374
Ratio of Expenses to Average Net Assets                .84%      .83%       .83%     .84%     .86%
Ratio of Net Investment Income to
 Average Net Assets                                    .81%      .55%       .61%     .95%    1.17%
Portfolio Turnover Rate                              24.33%    29.85%     40.75%   28.28%   26.54%

                 See accompanying notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentry Fund, Inc. (the "Fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.






PRICEWATERHOUSECOOPERS L.L.P.

Chicago, Illinois
November 19, 1999

                       1999 FEDERAL INCOME TAX INFORMATION

     Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be "deemed" to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

     For individual tax information, shareholders should consult their own tax advisors.

         BOARD OF DIRECTORS

         Thomas R. Copps
         David W. Graebel
         William J. Lohr
         Dale R. Schuh, Chairman
         Steven J. Umland

         OFFICERS

         James J. Weishan, President
         Susan M. DeBruin, Vice President
         William M. O'Reilly, Secretary
         William J. Lohr, Treasurer

         INVESTMENT ADVISOR

         Sentry Investment Management, Inc.
         Stevens Point, Wisconsin

         UNDERWRITER

         Sentry Equity Services, Inc.
         Stevens Point, Wisconsin

         CUSTODIAN

         Citibank, N.A.
         New York, New York

         LEGAL COUNSEL

         Godfrey & Kahn
         Milwaukee, Wisconsin

         INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP
         Chicago, Illinois

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.